Summary Prospectus February 25, 2013

ProShares Global Listed Private Equity ETF

PEX LISTED ON BATS EXCHANGE, INC.

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s full prospectus, which contains more information about the Fund and its risks. The Fund’s full prospectus, dated February 25, 2013, and statement of additional information, dated October 1, 2012, as supplemented, are incorporated by reference into this summary prospectus. All of this information may be obtained at no cost either: online at ProShares.com/resources/litcenter; by calling 866-PRO-5125 (866-776-5125); or by sending an email request to info@ProShares.com.

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Investment Objective

ProShares Global Listed Private Equity ETF (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the LPX Direct Listed Private Equity Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, such as business development companies (“BDCs”). BDC expenses are similar to the expenses paid by any operating company held by the Fund. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value (“NAV”). They have no impact on the costs associated with Fund operations.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.50%
Other Expenses*	0.50%
Acquired Fund Fees and Expenses**	1.94%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	2.94%
Fee Waiver/Reimbursement***	-0.40%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	2.54%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**	“Acquired Fund Fees and Expenses,” which are based on estimated amounts for the current fiscal year, are not directly borne by the Fund and are not reflected in the Fund’s Financial Statements, which provide a clearer picture of a fund’s actual operating costs. Therefore, the amounts listed in “Total Annual Operating Expenses After Fee Waivers and Expense Reimbursements” will differ from those presented in the Fund’s Financial Highlights.

***	ProShare Advisors LLC (“ProShare Advisors” or the “Advisor”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements (excluding Acquired Fund Fees and Expenses), as a percentage of average daily net assets, exceed 0.60% through September 30, 2014. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual cost may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years
$257	$872

The Fund pays transaction and financing costs associated with transacting in securities and derivatives, if any. In addition, investors may pay brokerage commissions on their purchases and sales of the Fund’s shares. These costs are not reflected in the example or the table above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. The Fund’s portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions, if any. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher. The Fund has not yet commenced operations as of the date of this Prospectus. Thus, no portfolio turnover information is provided for this Fund.

Principal Investment Strategies

The Index, published by LPX GmbH (“LPX”), consists of up to 30 qualifying listed private equity companies. A listed private equity company is an eligible candidate for the Index if its direct private equity investments, as well as cash and cash equivalent positions and post-Initial Public Offering listed investments, represent more than 80% of the total assets of the company. LPX considers direct private equity investments to be direct investments noted on the balance sheet of the listed private equity company in the equity, mezzanine or debt facility of an underlying private company or investments in limited partnerships managed by the management portion of the listed private equity company. Candidates for the index will have a majority of its assets invested in or exposed to private companies or have a stated intention to have a majority of its assets invested in or exposed to private companies.

The Index applies a liquidity screen to qualifying companies and then includes up to 30 of the remaining companies based, among other things, on greater relative trading volume (i.e. trading volume relative to the market capitalization of the company) — the Index historically has included securities of all market capitalizations, from micro- to large-cap. The Index is reconstituted quarterly.

For a further description of the Index, please see “Description of the LPX Direct Listed Private Equity Index” in the Fund’s full Prospectus.

The Fund invests in securities that ProShare Advisors believes, in combination, should track the performance of the Index. Under normal circumstances, the Fund will invest at least 80% of its total assets in component securities (i.e., securities of the Index and comparable securities that have economic characteristics that are substantially identical to the economic characteristics of

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the securities of the Index). The types of securities that the Fund will principally invest in are set forth below.

•

Equity Securities — The Fund invests in common stock issued by U.S. and foreign public companies, including in large part business development companies (BDCs) for U.S. domiciled companies. BDCs are specialized investment vehicles that provide financing to small- and middle-market companies and offer managerial expertise, as needed, to assist those companies.

ProShare Advisors uses a mathematical approach to investing. Using this approach, ProShare Advisors determines the type, quantity and mix of investment positions that the Fund should hold to approximate the performance of the Index. The Fund may gain exposure to only a representative sample of the securities in the Index, which exposure is intended to have aggregate characteristics similar to those of the Index, and may invest in securities not contained in the Index. ProShare Advisors does not invest the assets of the Fund in securities based on ProShare Advisors’ view of the investment merit of a particular security or company, other than for cash management purposes, nor does it conduct conventional research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Fund. The Fund seeks to remain fully invested at all times in securities that, in combination, provide exposure to the Index without regard to market conditions, trends or direction.

The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the Index is so concentrated.

Please see “Investment Objective, Principal Investment Strategies and Related Risks” in the Fund’s full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

•

Correlation Risk — A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The factors that may adversely affect the Fund’s correlation with the Index, include fees, expenses, transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities in which the Fund invests. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such securities may be different from that of the Index. In addition, the Fund may invest in securities not included in the Index. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its investment objective.

•

Risks Relating to Investing in Listed Private Equity Companies — The Fund is subject to risks faced by companies in the private equity sector to the same extent as the Index is so concentrated, in particular the skill of such companies in selecting underlying investments. There are certain risks inherent in investing in listed private equity companies, which encompass business development companies (BDCs) and other financial institutions or vehicles whose principal business is to invest in and provide mezzanine financing to privately held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision. Private equity securities additionally carry other risks including those related to unclear ownership, market access constraints and market opaqueness. In addition, at times, a private equity company may hold a significant portion of its assets in cash or cash equivalents (e.g., after divesting itself of its interests in a portfolio company upon the portfolio company’s IPO, merger or recapitalization). This may result in lower returns than if the private equity company had invested such cash or cash equivalents in successful portfolio companies.

¡

Risks Relating to Investing in Business Development Companies (BDCs) — BDCs are special investment vehicles designed to facilitate capital formation for small and middle-market companies. BDCs are closed-end investment companies subject to the Investment Company Act of 1940 (the “1940 Act”); however, BDCs are exempt from many of the regulatory constraints imposed by the 1940 Act. A BDC is a domestic company that (1) operates for the purpose of making investments in certain securities and, with limited exceptions, makes available “significant managerial assistance” with respect to the issuers of such securities, and (2) has elected business development company status. As a general matter, a BDC must maintain at least 70% of its investments in certain types of eligible portfolio companies that do not have securities listed on a national securities exchange or that have less than $250 million in aggregate market value. The Fund is subject to risks faced by BDCs to the same extent as the Index is so concentrated, including: increasing competition for limited BDC investment opportunities; potential uncertainty as to the value of a BDC’s private investments; risks associated with leverage; and reliance on a BDC’s managerial acumen.

•

Restrictions on Investment Company Investments — A significant portion of the Index is composed of BDCs or other investment companies. The Fund may not acquire greater than three percent (3%) of the total outstanding shares of such companies. As a result, the Fund’s ability to purchase certain of the securities in the Index in the proportions represented in the Index could be inhibited. In these circumstances, the Fund may be required to use sampling techniques, which could increase “Correlation Risk”, as described above.

•	Exposure to Foreign Currency Risk — Certain of the Fund’s investments may be denominated in foreign currencies. Investments denominated in foreign currencies are exposed to

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risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable, or inaccurate. A U.S. dollar investment in an investment denominated in a foreign currency, like certain of the investments included in the Index, is subject to foreign currency risk. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related private equity company investments. In addition, in order to transact in foreign investments, the Fund may exchange and hold foreign currencies. In certain “restricted market” countries (which limit the ability of non-nationals to transact in those countries’ currencies), the Fund will be limited in its ability to use multiple dealers to obtain competitive exchange rates. This may result in potentially higher costs for the Fund, and increased correlation risk, Further, the limitation on dealers may cause delays in execution, which may also increase correlation risk.

•

Exposure to Foreign Investments Risk — Exposure to securities of foreign issuers may provide the Fund with increased risk. Various factors related to foreign investments may negatively impact the Fund’s performance, such as: i) fluctuations in the value of the applicable foreign currency; ii) differences in securities settlement practices; iii) uncertainty associated with evidence of ownership of investments in countries that lack centralized custodial services; iv) possible regulation of, or other limitations on, investments by U.S. investors in foreign investments; v) potentially higher brokerage commissions; vi) the possibility that a foreign government may withhold portions of interest and dividends at the source; vii) taxation of income earned in foreign countries or other foreign taxes imposed; viii) foreign exchange controls, which may include suspension of the ability to transfer currency from a foreign country; ix) less publicly available information about foreign issuers; x) changes in the denomination currency of a foreign investment; and xi) less certain legal systems in which the Fund might encounter difficulties or be unable to pursue legal remedies. Foreign investments also may be more susceptible to political, social, economic and regional factors than might be the case with U.S. securities. Because of differences in settlement times and/or foreign market holidays, transactions in a foreign market may take place one or more days after the necessary exposure to these investments is determined. Until the transactions are effected, the Fund is exposed to increased foreign currency risk and market risk and, ultimately, increased correlation risk.

•

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or derivatives may be restricted, which may result in the Fund being unable to buy or sell certain securities. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•

Equity and Market Risk — The equity markets are volatile, and the value of securities correlated with the equity markets may fluctuate dramatically from day-to-day. Equity markets are subject to political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. Volatility in the markets and/or adverse market developments may cause the value of an investment in the Fund to decrease.

•

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities in which the Fund invests, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProShare Advisors. Markets for the securities or derivatives in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. Such situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index.

•

Market Price Variance Risk — Fund shares are listed for trading on the BATS Exchange and can be bought and sold in the secondary market at market prices. The market prices of shares will fluctuate in response to changes in net asset value (NAV) and supply and demand for shares. ProShare Advisors cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, as defined below, ProShare Advisors believes that large discounts or premiums to the NAV of shares should not be sustained. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by investors creating and redeeming directly with the Fund.

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Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940, and has the ability to invest a relatively high percentage of its investments in the securities of a small number of issuers susceptible to a single economic, political or regulatory event, or in derivative instruments with a single counterparty if ProShare Advisors determines that doing so is the most efficient means of meeting the Fund’s investment objective. This makes the performance of the Fund more susceptible to adverse impact to an issuer or counterparty than a diversified fund might be.

•

Portfolio Turnover Risk — Active market trading of the Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage costs and may result in increased taxable capital gains.

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Small- and Mid-Cap Company Investment Risk — The Index and by extension, the Fund are exposed to stocks of small- and mid-cap companies. The risk of equity investing may be particularly acute for securities of issuers with smaller market capitalizations. Small- and mid-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid than the stocks of larger companies. Small- and mid-cap companies may have limited product lines or resources, may be dependent upon a particular market niche and may have greater fluctuations in price than the stocks of larger companies. Further, stocks of small- and mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. In addition, small- and mid-cap companies may lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small- and mid-cap security prices.

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Valuation Risk — In certain circumstances, portfolio securities may be valued using techniques other than market quotations. The value established for a portfolio security may be different from what would be produced through the use of another methodology if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Investment Results

After the Fund has a full calendar year of performance information, performance information will be shown on an annual basis. Annual returns are required to be shown and should not be interpreted as suggesting that the Fund should or should not be held for longer periods of time. The Fund may not be suitable for all investors.

Management

The Fund is advised by ProShare Advisors. Alexander Ilyasov, Portfolio Manager, has managed the Fund since February 2013.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares only to Authorized Participants (typically broker-dealers) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which is comprised of 50,000 shares. Retail investors may only purchase and sell shares on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Income and capital gain distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes. Distributions for this Fund may be higher than those of most exchange-traded funds.

Investment Company Act file number 811-21114

ProShares Trust

7501 Wisconsin Avenue, Suite 1000E, Bethesda, MD 20814

866.PRO.5125    866.776.5125

ProShares.com

© 2013 ProShare Advisors LLC. All rights reserved.	PEX-FEB13RV1